American Century Investment Services, Inc.

Statement of Financial Condition
December 31, 2021

Assets
Cash and cash equivalents	$95,400,138
Affiliate receivable	4,501,077
Prepaid expenses	4,479,429
Deferred income taxes, net	2,789,679
Deferred sales commission	632,622
Accounts receivable	117,616
Deposit with clearing broker	100,000
Property and equipment, net	31,467

Total assets	$108,052,028

Liabilities and stockholder’s equity
Liabilities
Accrued compensation and benefits	$50,804,071
Accrued underwriting and distribution fees	11,393,898
Accounts payable and accrued expenses	1,994,257
Income taxes payable, net	600,933
Affiliate income taxes payable	523,249

Total liabilities	65,316,408

Stockholder’s equity
Common stock, $1 par value - 30,000 shares authorized, 11,900 shares issued and outstanding	11,900
Additional paid-in capital	1,584,884
Retained earnings	41,138,836

Total stockholder's equity	42,735,620

Total liabilities and stockholder's equity	$108,052,028

See notes to financial statements.
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